1 The Global Leader in Midsize Wide-Body Leasing and Operating Solutions BB&T Capital Markets Transportation Services Conference February 11, 2015 Joe Hete President & Chief Executive Officer Quint Turner Chief Financial Officer Rich Corrado Chief Commercial Officer

Except for historical information contained herein, the matters discussed in this presentation contain forward- looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in the market demand for our assets and services; the number and timing of deployments of our aircraft; our operating airlines' ability to maintain on-time service and control costs, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward- looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. Safe Harbor Statement

Differentiated Business Model ATSG provides the world’s only comprehensive source of turn-key solutions for customers seeking midsize freighter services

Value Creation Begins with Conversions Converted Aircraft Fleet Conversion process intended to yield more than 20 years of additional useful life; ATSG’s aircraft average less than 6 years since conversion Total Gross Avg. Yrs. In Svc. Proj. Remaining Fair Mkt Type Owned Payload (lbs.) Since Conversion Useful Life Value** 767-200 F 36 99,000 7 10+ 767-300 F 9 125,000 3 20+ 757-200 F 4 68,000 5 15+ 757-200 Combi* 4 58,000 2 15+ Total 53 $880M * Combis designed to transport a combination of passengers and cargo on the main deck. ** ATSG estimate based on 2014 appraisal for bank financing.

Improved Market Dynamics Source: IATA Overall Air Freight Growth 2014 % Change, Y-o-Y Improved market dynamics have resulted in an increased demand for medium range freighters Promising Trends • Consistent air cargo growth in 2H 2014 • Declining fuel prices • Target customers have improved market confidence • Pent-up demand in some regional markets • Integrators, express freight growing faster than cargo 4.5% 2.9% 5.9% 3.2% 4.7% 2.3% 5.8% 5.1% 5.2% 5.6% 4.6% 4.9% JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC

Wet Lease or ACMI 767 Turn-Key Solution • 767-300 • 767-200 • 757-200 • Flat panel cockpits • Engine power- by-the-hour • Best-in-class efficiency The Global Leader of Medium Wide-Body Operating and Leasing Solutions Medium Range Aircraft Options • Quick start • Begin with wet lease using ABX or ATI • Test business assumptions and economics • Build business lane • Low risk • Maintenance program bridging • Technical support • Manual services • Crew training • Certification support Transition To Dry Lease Support Services Ongoing Support • Heavy and line maintenance • AOG support • Spare aircraft • C-check coverage • Spare engines • Component services • Engineering services • Develop customized lease program • Aircraft fresh from C-check • Select nav, and program options • Develop implementation plan to replace wet lease

29 5 5 2 11 7 3 2 1 7 1 5 3 0 5 10 15 20 25 30 35 40 ATSG* Cargojet** Rio Linhas** Atlas/Polar Air 21 MNG myCargo Star Air ULS * ATSG totals include, as of YE2014, 767 freighter aircraft operated by ATSG airlines ABX Air and Air Transport International, including 13 dry-leased to DHL through 2019 but operated by ABX Air under CMI, and 767s dry-leased from other entities. ** 767-200F aircraft operated by Cargojet and Rio Linhas are owned by ATSG’s Cargo Aircraft Management (CAM) subsidiary and provided under long-term dry leases. B767-300F B767-200F A300-600F A300-B4F A310-300F Global Sources of Medium Wide-Body Freighters (ACMI Basis) Number of Aircraft by Type as of YE 2014 Unrivaled Leader in Medium Wide-Body 1 SOURCE: ACAS Data

New Leases with Longtime Customers 1Q 2014 1Q 2015 One ACMI 767-200F Three Dry-Leased 767-200Fs Two Dry-Leased 767-300Fs 1Q 2014 1Q 2015 Two Dry-Leased 767-200Fs Three Dry-Leased 767-200Fs Five Dry-Leased 767-200Fs One Dry-Leased 767-300F 1Q 2014

DHL Network U.S. Military 13 DHL - U.S. 12 Other Carriers 5 ATI 15 ABX Air 25 External Leases 20 Internal Leases (ACMI) 767-200F 767-300F Leases extended thru March 2019 Piloted by ABX Air crews under CMI 45 Owned 767s in Service 757-200F 757-200 Combi 8 Internal Leases (ACMI) to ATI 8 Owned 757s in Service 5 Amerijet to 2019-20 6 Cargojet to 2015-16 1 RIO to 2016 As of February 11, 2015 Includes 2 767s to be leased to DHL, operated CMI starting 3/31 Cargo Aircraft Deployments Portfolio of leased and operated assets offer customer flexibility, incremental returns

37 36 29 27 25 26 24 24 24 24 24 24 24 48 48 11 12 19 21 23 22 24 24 24 24 24 24 24 Four-Year Extension With DHL 767 Freighter Lease Term Additions* (Months) March 31, 2015 March 31, 2019 ≤ 48  Maintains ABX/CAM role as principal provider of air cargo transport for DHL’s North American network.  CMI term extends from March 2015 through March 2019, with 12-month extension option.  Options for DHL to add 767 freighters, upgrade 200Fs to 300Fs.  CMI fixed revenue increases commensurate with number of leased aircraft, additional covered services.  CAM/ABX compensated for maintenance expenses under overall fee. * Leases and lease extensions in process; execution expected by 3/31/2015. CMI Agreement completed 1/14/2015 with provisions, pricing effective 4/1/2015. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Aircraft lease months remaining under original seven-year leases Additional lease months added under new agreement, or in DHL Network under short-term arrangements; to be leased through 3/2019 In DHL Network under short-term arrangements; DHL option to add. Amended CMI

2014 Third Quarter Y-T-D Results  Revenue flat as added lease revenues offset loss of Mideast business  Pre-tax income, EPS gains reflect improved results from ACMI operations, offset by more depreciation from fleet adds  Adjusted EBITDA benefits from cost reductions, lease deployments, combi fleet transition to 757s Strong Results From Reduced Operating Costs, More Aircraft Deployments * Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results. 2013 2014 Adjusted EBITDA* $M 2013 2014 Revenues $M $M 2013 2014 Pre-Tax Income (Cont. Oper.) 2013 2014 EPS (Cont. Oper. Diluted) $113 $129 $0.36 $0.39 $37 $41 $423 $432

2.7x 1.8x 1.9x 2.2x 2.4x 1.9x 2009 2010 2011 2012 2013 2014E Debt Obligations / Adjusted EBITDA* • Adjusted EBITDA is a non-GAAP metric. Debt Obligations are as of end of year. See table at end of this presentation for reconciliation to nearest GAAP results. Strong Capital Base Strong Adjusted EBITDA generation, moderate financial leverage, minimal off- balance-sheet liabilities yield strong cash flow in 2014, good foundation for 2015

$166 $181 $163 $158 $178E Adjusted EBITDA* Improving cash flow, based on the world’s largest fleet of converted midsize freighters Growing Cash Flow Opportunity 2010 2011 2012 2013 2014E * Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results. $M $148 $231 $180 $140 $130E $100 $125 $150 $175 $200 $225 $250 Capex + Investment + Pension Cash Contribution

Highlights and Outlook  Unique model augments leasing-driven base return on 100% owned aircraft fleet with complete packaged air cargo solutions  Dominant market share in midsize freighter class key to ‘spoke’ transport among global and regional air cargo hubs  Reduced cost structure through fleet and airline streamlining, freighter conversion investments in most efficient, reliable Boeing 757 & 767 airframes  Sustained cash flow from continuing aircraft deployments with DHL, U.S. Military  Reduced capital commitment as fleet upgrades completed; greater opportunity for other free cash allocation options

Expanding Free Cash Flow Creates Options

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s except Ratios)	2009	2010	2011	2012	2013
GAAP Pre-tax Earnings (Loss) from Continuing Oper.	**$ 45,358**	**$ 63,317**	**$ 40,860**	**$ 66,320**	**$ (359)**
Impairment Charges	-	-	27,144	-	52,585
Severance & Retention Activities	(16,727)	(3,549)	-	-	-
Net Deriv. Loss (Gain) and Credit Agrmt Termination			7,767	(1,879)	(631)
Adjusted Pre-tax Earnings from Continuing Operations*	**$ 28,631**	**$ 59,768**	**$ 75,771**	**$ 64,441**	**$ 51,595**
Interest Income	(449)	(316)	(179)	(136)	(74)
Interest Expense	26,881	18,675	14,181	14,383	14,249
Depreciation and amortization	83,964	87,594	91,063	84,477	91,749
Adjusted EBITDA from Continuing Operations*	**$ 139,027**	**$ 165,721**	**$ 180,836**	**$ 163,165**	**$ 157,519**
Debt Obligations - end of period	$ 377,427	$ 302,528	$ 346,904	$ 364,481	$ 384,515
Debt Obligations/Adjusted EBITDA Ratio*	**2.71**	**1.83**	**1.92**	**2.23**	**2.44**

Reconciliation Stmt. ($ in 000s)	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14
GAAP Pre-tax Earnings from Continuing Operations	**$13,592**	**$11,085**	**$12,496**	**($37,532)**	**$10,331**	**$14,691**	**$15,640**
Derivative Gain (Loss)	(290)	(452)	317	(206)	(299)	(31)	(639)
Impairment Charges				52,585			
Adjusted Pre-tax Earnings from Cont. Oper.	**$13,302**	**$10,633**	**$12,813**	**$14,847**	**$10,032**	**$14,660**	**$15,001**
Interest Income	(21)	(18)	(17)	(18)	(19)	(24)	(23)
Interest Expense	3,132	3,554	3,814	3,749	3,823	3,481	3,309
Depreciation and amortization	20,920	21,765	23,392	25,672	24,979	27,142	26,307
Adjusted EBITDA from Cont. Oper.	**$37,333**	**$35,934**	**$40,002**	**$44,250**	**$38,815**	**$45,259**	**$44,594**

- Adjusted Pre-Tax Earnings from Continuing Operations, Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio and Adjusted Net Leverage Ratio are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Adjusted Pre-Tax Earnings from Continuing Operations excludes pre-tax earnings from the severance and retention agreement with DHL that ended in 2010, gains or losses from derivative instruments, impairment charges for aircraft, goodwill & intangibles, and costs from termination of credit agreements. Adjusted EBITDA from Continuing Operations is defined as EBITDA (Pretax Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and plus Depreciation and Amortization) excluding results from Severance & Retention Activities, gains or losses in derivative instruments, impairment charges for aircraft, goodwill & intangibles, and costs from termination of credit agreements. Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations. Adjusted Net Leverage Ratio is defined as Debt Obligations minus Cash and Cash Equivalents, divided by Adjusted EBITDA from Continuing Operations.
- Management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of financial strength. Adjusted Pre-tax Earnings, Adjusted EBITDA and Debt Obligations/Adjusted EBITDA Ratio should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.